Variable Interest Entities (Tables)	12 Months Ended
Dec. 31, 2016
Variable Interest Entities [Abstract]
Consolidated VIE assets and liabilities

The following table presents the classification of the consolidated VIEs’ assets and liabilities in U.S. Cellular’s Consolidated Balance Sheet.

December 31,	2016¹	2015
(Dollars in millions)
Assets
Cash and cash equivalents	$2	$1
Accounts receivable	44	–
Other current assets	6	–
Assets held for sale	2	–
Licenses[2]	652	649
Property, plant and equipment, net	105	8
Other assets and deferred charges	16	–
Total assets	$827	$658

Liabilities
Current liabilities	$21	$–
Deferred liabilities and credits	13	1
Total liabilities	$34	$1

[1]

The increase in amounts from December 31, 2015 are due primarily to the adoption of ASU 2015-02 as disclosed above.  ASU 2015-02 was adopted on a modified retrospective basis and, accordingly, prior year amounts have not been revised to reflect the change in guidance.

[2]

As disclosed above, payments totaling $338 million were made by Advantage Spectrum to the FCC relating to Auction 97.  These licenses were granted in July 2016.  Although the licenses had not yet been granted as of December 31, 2015, the payments to the FCC were classified as Licenses at such date.